     As filed with the Securities and Exchange Commission on May 12, 2000
                                                     Registration No. 333-93015
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                             HOMEGROCER.COM, INC.
            (Exact name of Registrant as specified in its charter)

                               ----------------

          Washington                        5411                        91-1863408
 (State or other jurisdiction   (Primary Standard Industrial         (I.R.S. Employer
     of incorporation or        Classification Code Number)        Identification No.)
        organization)

                            10230 N.E. Points Drive
                          Kirkland, Washington 98033
                                (425) 201-7500
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               ----------------

                               Mary Alice Taylor
                            Chief Executive Officer
                             HomeGrocer.com, Inc.
                            10230 N.E. Points Drive
                          Kirkland, Washington 98033
                                (425) 201-7500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:

               Sonya Erickson                            Daniel G. Kelly, Jr., Esq.
              VENTURE LAW GROUP                            DAVIS POLK & WARDWELL
         A Professional Corporation                         1600 El Camino Real
             4750 Carillon Point                        Menlo Park, California 94025
         Kirkland, Washington 98033

                               ----------------

       Approximate date of commencement of proposed sale to the public:
                                 March 9, 2000

                               ----------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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

  HomeGrocer.com hereby withdraws from registration 3,300,000 shares of our common stock registered to cover an over-allotment option granted to the underwriters, which option was not exercised and has expired. The Registration Statement is hereby amended, as appropriate, to reflect the expiration of such option.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Kirkland, State of Washington on May 12, 2000.

                                          HomeGrocer.com, Inc.

                                                 /s/ Mary Alice Taylor
                                          By: _________________________________
                                                     Mary Alice Taylor
                                              Chairman of the Board and Chief
                                                     Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----


      /s/ Mary Alice Taylor            Chairman of the Board and     May 12, 2000
______________________________________  Chief Executive Officer
          Mary Alice Taylor


                  *                    Chief Financial Officer       May 12, 2000
 ______________________________________
            Daniel R. Lee

                  *                    President and Director        May 12, 2000
 ______________________________________
         J. Terrence Drayton

                  *                    Director                      May 12, 2000
 ______________________________________
            Tom A. Alberg

                  *                    Director                      May 12, 2000
 ______________________________________
            Charles Barbo

                  *                    Director                      May 12, 2000
 ______________________________________
          James L. Barksdale

                  *                    Director                      May 12, 2000
 ______________________________________
          Mark P. Gorenberg

                  *                    Director                      May 12, 2000
 ______________________________________
          Jonathan D Lazarus

                  *                    Director                      May 12, 2000
 ______________________________________
          Douglas Mackenzie

                  *                    Director                      May 12, 2000
 ______________________________________
             David Risher

                  *                    Director                      May 12, 2000
 ______________________________________
          Philip S. Schlein

      /s/ Mary Alice Taylor
*By: _________________________________
          Mary Alice Taylor
           Attorney-in-Fact